FEDERATED SHORT-TERM MUNICIPAL TRUST

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

     SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE DATED AUGUST 31, 1998

I. At the March 23, 1999 shareholder meeting, shareholders approved the following:

               (1)    Elected seven Trustees.

               (2) Ratified the selection of the Trust's independent auditors.

               (3) Amended the Trust's fundamental investment policy on diversification of its investments to read as follows:

                      "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

               (4) Eliminated the Trust's fundamental investment policy prohibiting investment in oil, gas, and minerals.

     (5) Approved a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

     (6) Approved an amendment and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, without seeking shareholder approval.


II. The following actions were taken by the Board of Directors with regard to non-fundamental investment policies:

     (1) Approved the addition of a non-fundamental investment policy as follows: "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

     (2) Approved the deletion of the Trust's non-fundamental investment policy with regard to the restriction on investment in issuers with operating histories less than three years.

     (3) Approved the deletion of the Trust's non-fundamental investment policy regarding prohibition against acquiring voting securities, except as a part of merger, consolidation, reorganization or acquisition of assets.

                                                                  March 23, 1999

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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313907107
Cusip 313907206
G02551-03 (3/99)